EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report of Cyber Defense Systems, Inc. (the "Company") on Form 10-QSB/A for the period ending September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William C. Robinson, CEO, Chairman and Principal Executive Officer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                            CYBER DEFENSE SYSTEMS, INC.



                                            By: /s/ William C. Robinson
                                                -----------------------
                                                William C. Robinson
                                                CEO, President, Chairman and
                                                Principal Executive Officer

                                                May 11, 2006